UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 30, 2019

Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328
(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2019, Richard H. Arnett resigned from his position as Executive Vice President, Global Marketing and Callaway Brands of Callaway Golf Company (the “Company”). In connection with Mr. Arnett’s departure, on August 30, 2019, the Company and Mr. Arnett entered into a Release of Claims – General Release with an effective date of September 7, 2019 (the “Release”). The Release provides for Mr. Arnett to receive (i) an annual incentive payment for calendar year 2019, pro-rated for the period January 1, 2019 through August 30, 2019, at the incentive target percentage rate of 55% of Mr. Arnett’s 2019 annual base salary should an annual incentive payment be made to all other then-current officers of the Company for 2019, payable during the first quarter of 2020, and (ii) continued eligibility to vest in the PSUs granted to Mr. Arnett on February 6, 2017, based on actual performance during the applicable performance period, which PSUs are scheduled to vest on February 6, 2020. All other remaining unvested stock units that had been previously granted to Mr. Arnett have been forfeited. Mr. Arnett will also be permitted to retain his Company laptop and certain Company equipment provided to him during his employment. As a condition to receiving the consideration under the Release, Mr. Arnett provided a general release of claims in favor of the Company and its affiliates and agreed to comply with the restrictive covenants contained in the Release.

The foregoing summary of the Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Release, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Release of Claims – General Release between Callaway Golf Company and Richard H. Arnett

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: September 6, 2019	By:	/s/ Sarah Kim
	Name:	Sarah Kim
	Title:	Vice President, General Counsel and Corporate Secretary